UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 29, 2003


                           Commission File No. 1-8726




                                    RPC, INC.
             (exact name of registrant as specified in its charter)




                  Delaware                              58-1550825
        (State or other jurisdiction                 (I.R.S. Employer
        of incorporation or organization)          Identification Number)


                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code

Item 5.  Other Events and Regulation FD Disclosure

On October 29, 2003, registrant issued a press release titled "RPC, Inc. Reports 2003 Third Quarter Results," that announces the results of the third quarter of 2003 for RPC, Inc.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

         Exhibit 99 - Press release dated October 29, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RPC, Inc.

Date: October 29, 2003                     /s/ BEN M. PALMER
                                           ------------------------------------
                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer